UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                Date of Report:  October 3, 2003
       (Date of Earliest Event Reported:  October 3, 2003)

                 GULFTERRA ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)


     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 676-4853


Item 5.   Other Events and Required FD Disclosure
          ----------------------------------------

On October 3, 2003, GulfTerra Energy Partners, L.P. announced that one of its major corporate governance and independence goals has been achieved as a result of the sale of a 9.9 percent interest in its general partner to Goldman Sachs & Co. by El Paso Corporation, the owner of the remaining 90.1 percent interest in its general partner. In conjunction with this transaction, Goldman Sachs also purchased 3 million newly issued common units from GulfTerra. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements , Pro Forma Financial Information
         and Exhibits
         --------------------------------------------------------
       c)   Exhibits.

          Exhibit Number               Description
          --------------               ------------

             99.1 Press Release dated October 3, 2003.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GULFTERRA ENERGY PARTNERS, L.P.


                                   By:  /s/ Kathy A. Welch
                                      ----------------------------
                                            Kathy A. Welch
                                  Vice President and Controller
                                 (Principal Accounting Officer)

Date:  October 3, 2003



                          EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------
    99.1                 Press Release dated October 3, 2003.